                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTES

IN RE:  MMT FEDERAL HOLDINGS, INC.                        CASE NO.: 97-21387-CJK
          DEBTOR                                          JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                               1/31/98
                                                                         -------

COMES NOW, MMT FEDERAL HOLDINGS, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing ####### and ending ####### as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

               X   Monthly Reporting Questionnaire (Attachment 1)
            -------

               X   Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            -------

               X   Summary of Accounts Receivable (Form OPR-3)
            -------

               X   Schedule of Post-Petition Liabilities (Form OPR-4)
            -------

               X   Income Statement (Form OPR-5)
            -------

               X   Statement of Sources and Uses of Cash (Form OPR-6)
            -------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:   2/25/98              DEBTOR-IN-POSSESSION
        ------
                            By:
                                             /s/ F. Fordon Bitter
                                             --------------------------------
                            Name & Title:    F. Gordon Bitter, Vice President
                                             MMT Federal Holdings, Inc.
                                             400-2 Totten Pond Road
                                             Waltham, MA 02109
                                             Telephone:    781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:    MMT FEDERAL HOLDINGS, INC.                      CASE NO.: 97-21387-CJK
          DEBTOR                                          JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

                      NOTE TO THE MONTHLY OPERATING REPORT:


     Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                   FILING      MONTH       MONTH       MONTH      MONTH     MONTH    MONTH    MONTH
                                                    DATE       ENDED       ENDED       ENDED      ENDED     ENDED    ENDED    ENDED
                                                 12/03/1997  12/31/1997  01/31/1998
                                                ------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                  500         500        500
Other negotiable instruments (i.e. CD's,
    Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
    Stock & interests in:
    M4 Environmental Management, Inc. (100%)      Unknown     Unknown    Unknown
    Lockheed Martin Chemical Demilitarizaiton     Unknown     Unknown    Unknown
         LLC (50% owned, 50% owned by
         Lockheed Martin)

                                                -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                  500         500        500        0           0        0        0          0
                                                -----------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                -----------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                       0           0          0        0           0        0        0          0
                                                -----------------------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
             10% of "Total Assets")
             Intangible Assets                                                                               0
             Less:  Accumulated Amortization

                                                -----------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                      0           0          0        0           0        0        0          0
                                                -----------------------------------------------------------------------------------

TOTAL ASSETS                                          500         500        500        0           0        0        0          0
                                                ===================================================================================


                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                        FILING      MONTH       MONTH     MONTH     MONTH    MONTH    MONTH   MONTH
                                                         DATE       ENDED       ENDED     ENDED     ENDED    ENDED    ENDED   ENDED
                                                      12/03/1997  12/31/1997  01/31/1998
                                                      ------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
    transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
    Operations (See Form OPR-4)

                                                      ------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                             0         0           0         0          0        0       0        0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                                      ------------------------------------------------------------------------------

TOTAL LIABILITIES                                           0         0           0         0          0        0       0        0
                                                      ------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                               10        10          10
Paid in Capital                                           990       990         990
Valuation Allowance                                      (500)     (500)       (500)
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date
             Post Filing Date

                                                      ------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                      500       500         500         0          0        0       0         0
                                                      ------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                500       500         500         0          0        0       0         0
                                                      ==============================================================================

                           SUMMARY OF ACCOUNTS RECEIVABLE             FORM OPR-3

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                                              0-30         31-60         61-90         OVER
                                                                TOTAL         DAYS          DAYS         DAYS         90 DAYS

                                                          -----------------------------------------------------------------------
DATE OF FILING:12/03/1997                                            0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:         12/31/1997                                            0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:         01/31/1998                                            0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:                                                               0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:                                                               0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:                                                               0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:
               Allowance for doubtful accounts
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK


                                                            MONTH ENDED: 1/31/98
                                                            --------------------

                                                        DATE        DATE       TOTAL        0-30       31-60       61-90      OVER
                                                      INCURRED      DUE         DUE         DAYS        DAYS       DAYS     90 DAYS
                                                     -------------------------------------------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                 NONE
            FICA-Employer's Share                                                NONE
            FICA-Employee's Share                                                NONE
            Unemployment Tax                                                     NONE
            State Sales & Use Tax                                                NONE
            State __________ Tax                                                 NONE
            Personal Property Tax                                                NONE

                                                                            -------------------------------------------------------
TOTAL TAXES PAYABLE                                                                 0         0           0          0           0
                                                                            -------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                            -------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                    0         0           0          0           0
                                                                            -------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable
              (see attached schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses

                                                                            -------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                0         0           0          0           0
                                                                            -------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                 0         0           0          0           0
                                                                            =======================================================


                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-5

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                 PRE        POST        MONTH     MONTH   MONTH    MONTH    MONTH    MONTH    MONTH
                                              PETITION    PETITION      ENDED     ENDED   ENDED    ENDED    ENDED    ENDED    ENDED
                                             12/03/1997  12/31/1997  01/31/1998
                                             ------------------------------------------------------------------------------------
NET REVENUE (INCOME)
                                             ------------------------------------------------------------------------------------

COST OF GOODS SOLD
        Salaries & wages
        Less: Salaries & wages
           capitalized in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment
        Rent-office/buildings
        Supplies-processing
        Taxes
        Telephone
        Transportation
        Travel & entertainment
        Utilities

                                             ------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                            0          0          0         0       0        0        0        0        0
                                             ------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES            0          0          0         0       0        0        0        0        0
                                             ------------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                             ------------------------------------------------------------------------------------

NET INCOME (LOSS)                               NONE        NONE      NONE          0       0        0        0        0        0
                                             ====================================================================================

                      STATEMENT OF SOURCES AND USE OF CASH            FORM OPR-6

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                                                   TOTAL
                                                            PRE        POST        MONTH      MONTH    MONTH   MONTH   MONTH   MONTH
                                                          PETITION   PETITION      ENDED      ENDED    ENDED   ENDED   ENDED   ENDED
                                                         12/1-12/2  12/3-12/31  12/31/1997  01/31/1998
                                                         ---------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                   NONE        NONE      NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                  0           0         0
            Decrease (Increase)-Accounts Receivable                      0           0         0
            Decrease (Increase)-Inventories                              0           0         0
            Decrease (Increase)-Prepaid Expenses                         0           0         0
            Decrease (Increase)-Other Assets                             0           0         0
            Increase (Decrease)-Pre Petition Liabilities                 0           0         0
            Increase (Decrease)-Post Petition Liabilities                0           0         0

                                                         ---------------------------------------------------------------------------
Net Cash Provided (Used) by Operating Activities             0           0           0         0        0        0        0      0
                                                         ---------------------------------------------------------------------------


Cash Flows Used in Investing Activities
            Capital Expenditures                                         0           0         0
            Sale of Net Fixed Assets
                                                         ---------------------------------------------------------------------------
Net Cash Provided (Used) in Investing Activities             0           0           0         0        0        0        0      0
                                                         ---------------------------------------------------------------------------


Cash Flows From Financing Activities:
            Increase (Decrease)-Morgens Waterfall                        0           0         0
            Increase (Decrease)-Shareholder Valuations                   0           0         0

            Purchase of Treasury Stock-Preferred Shares

                                                         ---------------------------------------------------------------------------
Net Cash Provided (Used) in Financing Activities             0           0           0         0        0        0        0      0
                                                         ---------------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         0           0           0         0        0        0        0      0

Cash and Cash Equivalents at Beginning of Period                       500         500       500      500      500      500    500
                                                         ---------------------------------------------------------------------------

Cash and Cash Equivalents at End of Period                   0         500         500       500      500      500      500    500
                                                         ===========================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK


                                                            MONTH ENDED: 1/31/98
                                                            --------------------

                                                                          PAGE 1

1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title of                                          Date              Wages Paid                Taxes Withheld
     Executive                                                  Paid          Gross          Net          Due           Paid
     --------------------------                            -----------------------------------------------------------------------
     THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT").
     THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH
     HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

     F. Gordon Bitter, CEO & CFO, Director
     Ethan E. Jacks, VP, General Counsel, Secretary
     Elliot J. Mark, Assistant Secretary
     Charles W. Shaver, President & COO, Director
     Willis Wang, Assistant Secretary


                                                                          --------------------------------------------------------

     TOTAL EXECUTIVE PAYROLL                                                      0            0            0             0
                                                                          ========================================================

2.   INSURANCE

     Is Workers' Compensation and other insurance in effect?         N/A
                                                                --------------
     Are payments current?
                                                                --------------
     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                           DATE
                                                                  COVERAGE       POLICY      EXPIRATION     PREMIUM      COVERAGE
TYPE                    CARRIER NAME                               AMOUNT        NUMBER         DATE         AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------


     SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE
     ---------------------------------------------

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK

3.   BANK ACCOUNTS

                                                                                                    MMT FED
                                                                                                   OPERATING                TOTAL
                                      ---------------------------------------------------------------------------------------------
Bank Name                                                                                          U.S. TRUST

Account Number                                                                                     002239244-1


BEGINNING BOOK BALANCE                                                                                   500                  500

PLUS:  Deposits-Collections of A/R
       Other Receipts
       Loan Advances

LESS:  Disbursements
       Payroll
       Returned Checks
       Loan Repayments

OTHER: Adjustments
       Transfers In (Out)

                                      ----------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                               0             0              0             0           500         0        500
                                      ==============================================================================================

4.   POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

     List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

     Payments To/On                               Amount      Date      Check #
     --------------------------               ----------------------------------

     Professionals (attorneys,
     accountants, etc.):


                                                 NONE





                                              -----------
                                                       0
                                              ===========

     PRE-PETITION DEBTS


                                                 NONE



                                              -----------
     Total payments of pre-petition debts              0
                                              ===========

                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                                        INSURANCE      COVERAGE      POLICY    EXPIRATION     PREMIUM       COVERAGE
CARRIER NAME AND ADDRESS              TYPE                AGENT         AMOUNT       NUMBER       DATE         AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------


     SEE ATTACHED





     I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


     Date: 2/25/98
          -----------------------------


                                           Molten Metal Technology, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Chief Executive Officer




                                           MMT of Tennessee, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President




                                           M4 Environmental, L.P..




                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                M4 Environmental Managment, Inc.
                                                General Partner

                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President


                                           MMT Federal Holdings, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President